Dividends Payable (Details) - USD ($) $ in Thousands		Sep. 30, 2017	Sep. 30, 2016
Dividends Payable [Abstract]
Dividend due to shareholders		$ 777	$ 775
Dividends payable	[1]	$ 777	$ 775

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).